UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2006


                          AURORA OIL & GAS CORPORATION
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             (Exact name of registrant as specified in its charter)


           UTAH                          0-25170                  87-0306609
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


     4110 Copper Ridge Drive, Suite 100, Traverse City, MI         49684
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (231) 941-0073



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment to By-laws. On July 3, 2006, the Board of Directors of AURORA OIL & GAS CORPORATION ("the Company") adopted an amendment (the "Amendment") to the Amended and Restated By-laws (the "By-laws") of the Company. The Amendment allows the Company to issue uncertificated securities upon request by a shareholder.

Prior to the Amendment, Article V, Section 1 of the By-laws read as follows:

            Section 1. Certificates of Stock: Each Shareholder shall be entitled to a certificate of stock signed by the President and the Secretary, or by such other officers as are authorized by these By-Laws or by the Board of Directors. When any certificate of stock is signed by a transfer agent or registrar, the signature of any such corporate officer and the corporate seal upon such certification may be facsimiles, engraved or printed.

                        Certificates of stock shall be numbered in the order of
            issuance thereof, and, except as prescribed by law, shall be in such form as the Board of Directors may determine.

As amended, Article V, Section 1 of the By-laws reads as follows:

            Section 1. Evidence of Stock Ownership. Each shareholder shall be entitled, at the shareholder's election, to hold the stock of the Corporation as an uncertificated security, or in the form of a paper stock certificate. Any paper stock certificate issued by the Corporation shall be signed by the President and the Secretary, or by such other officers as are authorized by these By-Laws or by the Board of Directors. When any paper stock certificate is signed by a transfer agent or registrar, the signature of any such corporate officer and the corporate seal upon certification may be facsimiles, engraved or printed.

                        If a shareholder elects to hold the stock of the
            Corporation without a certificate, within a reasonable time after the issuance or transfer of the shares without certificates, the Corporation shall send the shareholder a written information statement: identifying the Corporation and that it is a Utah corporation; stating the name of the person in whose name the shares are issued; stating the number and class of shares issued, and the designation of the series, if any; if the shares being issued have any special designations, preferences, limitations, and rights other than those normally applicable to common stock, a notice to that effect with a promise to furnish the shareholder this information on written request and without charge; and stating any applicable restrictions on transfer or on registration of transfer.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 5, 2006.

                                          AURORA OIL & GAS CORPORATION


Date: July 5, 2006                        /s/ William W. Deneau
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                                          By:  William W. Deneau
                                          Its: President